                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             GARTNER GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  Gartner Logo

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 23, 1997

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gartner Group, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 23, 1997, at 1:00 p.m., local time, at The Ritz-Carlton Buckhead, 3434 Peachtree Road, Atlanta, Georgia 30326 for the following purposes:

        1. To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

        2.     To approve the Company's 1996 Long Term Stock Option Plan.

        3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the 1997 fiscal year.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on December 13, 1996 are entitled to notice of and to vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person if he or she has returned a proxy.

                                      By Order of the Board of Directors

                                      John F. Halligan
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary

Stamford, Connecticut
December 17, 1996



IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               GARTNER GROUP, INC.

                                 PROXY STATEMENT
                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 23, 1997

        The enclosed Proxy is solicited on behalf of the Board of Directors of Gartner Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, January 23, 1997, at 1:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Ritz-Carlton Buckhead, 3434 Peachtree Road, Atlanta, Georgia 30326.

        The proxy solicitation materials were mailed on or about December 17, 1996 to all stockholders of record on December 13, 1996.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

        Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company, Gartner Group, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904-2212, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

RECORD DATE AND PRINCIPAL STOCK OWNERSHIP

        Stockholders of record at the close of business on December 13, 1996 are entitled to vote at the Annual Meeting. The issued and outstanding stock of the Company on December 13, 1996 consisted of 92,018,087 shares of Class A Common Stock, par value $0.0005 per share (the "Class A Common Stock"), and 1,600,000 shares of Class B Common Stock, par value $0.0005 per share (the "Class B Common Stock").

VOTING AND SOLICITATION

        Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy is properly presented for action at the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote according to their best judgment.

        With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the other proposal and will be counted as present for the purposes of determining the existence of a quorum regarding such item.

        Except with respect to the election or removal of directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, the holders of Class A Common Stock and Class B Common Stock vote as a single class on all matters, with each share of Class A Common Stock and Class B Common Stock entitled to one vote per share. The affirmative vote of a majority of shares is required for the approval of any matters voted upon at the meeting or any adjournments thereof other than the election of directors. A quorum of stockholders is constituted by the presence, in person or by proxy, of holders of record of both Class A Common Stock and Class B Common Stock representing a majority of the aggregate number of votes entitled to be cast by both classes together. Abstentions and broker non-votes will be considered present and have the effect of a negative vote.

        With respect to the election or removal of directors, and certain other matters with respect to which Delaware law requires each class to vote as a separate class, a quorum of the stockholders of such class is constituted by the presence, in person or by proxy, of holders of record of such class of Class A Common Stock or Class B Common Stock representing a majority of the number of votes entitled to be cast by such class. In the election of directors, the holders of Class A Common Stock are entitled to one vote per share and the holders of Class B Common Stock are entitled to four votes per share.

        The expense of the solicitation of proxies for this meeting, including the cost of the mailing, will be borne by the Company. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward materials to the beneficial owners of shares of common stock held of record by such persons and will reimburse such broker and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded.

        The Company has retained the Boston EquiServe, its transfer agent, at an estimated cost of $7,500, to assist in the Company's solicitation of proxies from brokers, nominees, institutions and individuals.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary, Gartner Group, Inc., P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904-2212 no later than August 22, 1997.

                                PROPOSAL ONE:
                            ELECTION OF DIRECTORS

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

        A board of six directors is to be elected at the Annual Meeting of Stockholders. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting entitled to vote in the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. All nominees have indicated their willingness to serve. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW:

            NAME                          AGE                   PRINCIPAL OCCUPATION
    Manuel A. Fernandez                     50     Chairman of the Board of Directors, President and Chief
                                                   Executive Officer of the Company
    William O. Grabe                        58     Director, General Partner of General Atlantic Partners
    John P. Imlay                           60     Director, Chairman of Imlay Investments, Inc.
    Max D. Hopper                           62     Director, Retired Chairman of SABRE Technology Group
    Stephen G. Pagliuca                     41     Director, Managing Partner of Information Partners Capital Fund
    Dennis G. Sisco                         50     Director, Executive Vice President of Cognizant Corporation



        Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five years. There is no family relationship among any directors or executive officers of the Company.

       Mr. Fernandez has served as chairman of the board since April 1996, as chief executive officer since April 1991 and as president and director since January 1991. Prior to joining the Company, he was president and chief executive officer of Dataquest, Inc. Before joining Dataquest, Mr. Fernandez was president and chief executive officer of Gavilan Computer Corporation, a laptop computer manufacturer, and Zilog, Incorporated, a semiconductor manufacturing company. Mr. Fernandez holds a bachelor's degree in electrical engineering from University of Florida, and completed post-graduate work in solid state engineering at University of Florida and in business administration at the Florida Institute of Technology.

        Mr. Grabe has served as a director of the Company since April 1993. He has been a General Partner of General Atlantic Partners, an investment firm, since January 1994. Prior to that, he was a Special Partner of General Atlantic

Partners beginning in April 1993. From February 1984 until March 1992, Mr. Grabe was a corporate officer at IBM. Mr. Grabe is also a director of Compuware Corporation, a computer systems software corporation; Centura Software Corporation, a client-server software corporation; Integrated Systems Solutions Corporation, a wholly-owned subsidiary of IBM; CODA Group, a financial application software company; MARCAM Corporation, an enterprise resource planning software provider for process manufacturing companies; and BAAN Company N.V., an enterprise resource planning system provider for open systems and client-server environments. He is also on the board of several privately held companies in the computer software and services industry. Mr. Grabe holds a B.S. degree in Engineering from New York University and an M.B.A. degree from the University of California at Los Angeles.

        Mr. Imlay has served as a director of the Company since April 1993 and is a designee of Cognizant Corporation ("Cognizant", a spin-off of the Dun & Bradstreet Corporation ("D&B") effective November 1, 1996, and the majority stockholder of Gartner Group). Mr. Imlay has served on the board of directors of Cognizant since October 15, 1996. He was chairman of Dun & Bradstreet Software Services, Inc., a software company, from 1989 until November 1, 1996. Prior to that he was chairman and Chief Executive Officer of Management Science America, Inc. a predecessor of Dun & Bradstreet Software Services, Inc., until the company was purchased by D&B. He presently is chairman of Imlay Investments, Inc., and serves on the board of the Atlanta Falcons, Metramedia International Group, Inc. and several other organizations. Mr. Imlay holds a bachelors degree in Industrial Management from the Georgia Institute of Technology.

        Mr. Hopper has served as a director of the Company since January 1994. In 1995, he founded Max D. Hopper Associates, Inc., a consulting firm specializing in creating benefits from the strategic use of advanced information systems. He is the retired chairman of the SABRE Technology Group, a unit of AMR Corporation. Mr. Hopper serves on the board of directors of BBN Planet, VTEL, Centura Software Corporation, Scopus,
USData, Computer Language Research and the Worldtalk Corporation.   Mr.
Hopper holds a bachelors degree in Mathematics from the University of Houston.

        Mr. Pagliuca has been a director of the Company since July 1990. He was a founding partner of Information Partners Capital Fund, L.P. (the "Fund") and has served as its Managing Partner since 1989. He is also a Managing Director of Bain Capital, Inc., an investment firm with which the Fund is associated. Prior to 1989, Mr. Pagliuca was a partner at Bain & Company, where he managed client relationships in the information services, software, credit services and health care industries. He is on the board of directors of Coram, Physio Control and Vivra Incorporated. Mr. Pagliuca is a certified public accountant and holds an M.B.A. degree from the Harvard Business School.

        Mr. Sisco has been a director of the Company since October 1990 and is a designee of Cognizant. He was a Senior Vice President of D&B from July 1993 until November 1, 1996 and Executive Vice President of Cognizant since November 1, 1996. Since December 1988, he has been President of D&B Enterprises, Inc. (now Cognizant Enterprises, Inc., a subsidiary of Cognizant). Prior thereto, Mr. Sisco was President of The Stepstone Corporation, a software products company, from April 1986. Mr. Sisco was also a General Partner of Oak Investment Partners, a private venture capital investment firm, from September 1983 to March 1986. Mr. Sisco is also a director of Aspects Development, Inc. and Oasis Healthcare Holdings Corporation. Mr. Sisco holds a B.A. degree in Economics from Western Maryland College.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held four meetings during fiscal 1996.

        The Audit Committee, which currently consists of Messrs. Grabe and Pagliuca, held three meetings during fiscal 1996. The Audit Committee assists the Board in fulfilling its oversight responsibilities by meeting regularly with the Company's independent accountants and operating and financial management. The Audit Committee reviews the audit performed by the Company's independent accountants and reports the results of such audit to the Board. The Audit Committee reviews the Company's annual financial statements and all material financial reports provided to the stockholders; reviews the Company's internal auditing, accounting and financial controls; and reviews the Company's policies governing compliance with laws, regulations, and rules of ethics and conflicts of interest.

        The Compensation Committee, which currently consists of Messrs. Imlay, Hopper and Sisco, held three meetings during fiscal 1996. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies, establishes and approves salaries paid to the executive officers of the Company and administers the Company's Employee Stock Purchase Plan, 1991 Stock Option Plan and Long Term Stock Option Plan (the "1994 Long Term Plan"), in which capacity the Compensation Committee reviews and approves all stock option grants to employees.

        The Board of Directors currently has no nominating committee or committee performing a similar function.

        No director attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 1996 and
(ii) the total number of meetings held by all committees of the Board of Directors during fiscal 1996 on which such director served.

                               EXECUTIVE OFFICERS

Listed below are the executive officers of the Company as of September 30, 1996:

NAME                    AGE                     TITLE

Manuel A. Fernandez     50      President, Chairman of the Board and Chief
                                 Executive Officer

E. Follett Carter       54      President, Gartner Group Distribution,
                                Executive Vice President, Sales and Marketing
                                 and Chief Marketing Officer

John F. Halligan        49      Executive Vice President, Chief Financial
                                 Officer, Treasurer and Corporate Secretary

William T. Clifford     50      President, Gartner Group Research,
                                Executive Vice President, Operations
                                 and Chief Operating Officer

Michael D. Fleisher     31      Executive Vice President and President Gartner
                                 Group Emerging Businesses



         Mr. Fernandez has served as president and as a director of the Company since January 1991, as chief executive officer since April 1991, and as chairman of the board since April 1996. For more information on Mr. Fernandez' business experience, see the description provided above in "Election of Directors."

         Mr. Carter has been president, Gartner Group distribution since October 1995, chief marketing officer since April 1995 and executive vice president, sales and marketing since July 1993. From April 1991 to July 1993, he was senior vice president, sales and marketing; from May 1990 to March 1991, he was vice president, sales; and from November 1988 to April 1990, he was vice president and service director of electronic output strategies. Prior to joining Gartner Group, Mr. Carter was manager of systems marketing at Xerox Corporation from January 1987 to October 1988. Mr. Carter holds a bachelor's degree from Case Western Reserve, and an M.B.A. degree in finance and marketing from Columbia University.

         Mr. Halligan has been executive vice president, chief financial officer, treasurer and corporate secretary since September 1991. Prior to joining Gartner Group, Mr. Halligan spent more than 22 years at General Electric Company in a variety of financial management roles, including staff vice president, finance at GE Communications and Services from May 1988 to September 1991, and manager of marketing, sales and service finance operations at GE Appliances from November 1984 to May 1988. Mr. Halligan holds a bachelor's degree in economics from Providence College.

         Mr. Clifford has been president, Gartner Group research since October 1995, chief operating officer since April 1995 and executive vice president, operations since October 1993. Prior to joining Gartner Group, Mr. Clifford served as president, central division and senior IT executive for product development for ADP Corp., a payroll service provider. Previously, Mr. Clifford was executive vice president and chief operating officer of Applied Data Research, a supplier of computer software. Mr. Clifford holds a bachelor's degree in economics from the University of Connecticut.

         Mr. Fleisher has been executive vice president and president Gartner Group emerging businesses since November 1996. From October 1995, he was senior vice president, emerging businesses; from October 1994 to October 1995, he was vice president worldwide events; from April 1993 to October 1995 he was vice president of business development and focused primarily on the Company's initial public offering and subsequent acquisitions. Mr. Fleisher's previous business experience includes working as an associate at Information Partners, a venture capital firm, from 1990 to 1993 and as a consultant at Bain & Company, a strategy consulting firm, from 1987 to 1990. Mr. Fleisher holds a bachelor's degree in economics from Wharton School of Business. Mr. Fleisher was named an executive officer of the Company in November 1996.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during fiscal 1996 were Messrs. Imlay, Hopper and Sisco, each of whom is a nonemployee director. Mr. Sisco is an officer of Cognizant, the Company's principal stockholder, and a designee of Cognizant to the Company's Board of Directors. Mr. Imlay serves on the board of directors of Cognizant, is a designee of Cognizant to the Company's Board and is a member of the Compensation Committee of Cognizant.

COMPENSATION OF DIRECTORS

        Except for Mr. Sisco, each nonemployee director of the Company receives an annual retainer of $10,000 plus $1,000 for each Board meeting attended in person. In addition, each nonemployee director of a standing committee of the Board receives an additional annual fee of $3,000 and $350 for each committee meeting attended. Nonemployee directors also receive options under the Company's 1993 Director Stock Option Plan. For a description of the 1993 Director Stock Option Plan, see "Appendix A Description of 1993 Director Stock Option Plan."

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers during the 1996 fiscal year (collectively, the "Named Executive Officers"), information concerning compensation paid for services to the Company in all capacities during the fiscal year ended September 30, 1996, as well as total compensation paid to the Named Executive Officers for the Company's previous two fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                              LONG-TERM
                                                                                                            COMPENSATION
                                                                    ANNUAL COMPENSATION(1)                  ------------
                                                        FISCAL     ------------------------     ALL OTHER      OPTIONS
NAME AND PRINCIPAL POSITION                             YEAR        SALARY         BONUS(2)   COMPENSATION     GRANTED
------------------------------------                    -----      --------        --------   ------------  -------------
Manuel A. Fernandez                                     1996       $270,000         $700,000       -            45,000
Chairman of the Board of Directors, President           1995       $255,000         $552,000       -           160,000
 and Chief Executive Officer                            1994       $240,000         $560,000       -            80,000

E. Follett Carter                                       1996       $200,000         $320,000       -            27,000
President, Gartner Group Distribution, Executive        1995       $190,000         $234,000       -           120,000
Vice President, Sales and Marketing and Chief           1994       $180,000         $240,000       -            48,000
 Marketing Officer

John F. Halligan                                        1996       $185,000         $250,000       -            18,000
Executive Vice President, Chief Financial Officer,      1995       $185,000         $190,000       -           120,000
 Treasurer and Corporate Secretary                      1994       $175,000         $180,000       -            80,000

William T. Clifford                                     1996       $220,000         $260,000       -            10,000
President, Gartner Group Research, Executive Vice       1995       $220,000         $160,000       -           120,000
 President, Operations and Chief Operating Officer      1994       $205,000         $140,000       -            48,000

Michael D. Fleisher                                     1996       $148,640         $200,000       -            10,000
Executive Vice President and President Gartner Group    1995       $140,000          $80,000       -            60,000
 Emerging Businesses                                    1994       $128,750          $70,000       -            32,000


-----------------
(1) Excludes certain perquisites and other personal benefits, such as car allowances, life insurance premiums, and savings and investment plan contributions by the Company. These amounts, in the aggregate, did not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus for such executive officer.

(2) Includes bonus awards earned for performance in the fiscal year noted even though such amounts are payable in the subsequent year. Excludes bonus awards paid in the fiscal year noted but earned in prior years.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

        The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the last fiscal year, as well as options held by such officers as of September 30, 1996, the last day of the Company's 1996 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 POTENTIAL REALIZABLE
                                                                                               VALUE AT ANNUAL RATES OF
                                                                                               STOCK PRICE APPRECIATION
                                                      INDIVIDUAL GRANTS                           FOR OPTION TERM(2)
                              -------------------------------------------------------------    ------------------------
                                          % OF TOTAL OPTIONS     EXERCISE OR
                               OPTIONS   GRANTED TO EMPLOYEES    BASE PRICE      EXPIRATION
NAME                           GRANTED      IN FISCAL YEAR        PER SHARE         DATE            5%          10%
---------------------          -------   --------------------    -----------     -----------    ---------    ----------
Manuel A. Fernandez     (1)     45,000          1.2%               $16.625         9/30/05       $477,850    $1,201,301
E. Follett Carter       (1)     27,000          0.7%               $16.625         9/30/05       $286,710      $720,781
John F. Halligan        (1)     18,000          0.5%               $16.625         9/30/05       $191,140      $480,520
William T. Clifford     (1)     10,000          0.3%               $16.625         9/30/05       $106,189      $266,956
Michael D. Fleisher     (1)     10,000          0.3%               $18.500        11/17/05       $119,408      $299,719







-----------------
 (1) Each of these options were granted pursuant to the Company's 1991 Stock Option Plan and is subject to the terms of such plan. See "Appendix B - Description of the 1991 Stock Option Plan."

(2) In accordance with the rules of the Securities and Exchange Commission (the "Commission"), shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option terms. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

                AGGREGATE UNEXERCISED OPTIONS AT FISCAL YEAR-END


                                                                      FISCAL YEAR-END OPTION VALUES
                                                       ------------------------------------------------------------
                                                                                           VALUE OF UNEXERCISED
                                                           NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                            SHARES                      OPTIONS AT FISCAL YEAR END:       AT FISCAL YEAR END(1):
                           ACQUIRED         VALUE      ----------------------------   -----------------------------
NAME                      ON EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-----------------------   -----------   ------------    -----------   --------------   ------------    -------------
Manuel A. Fernandez        350,000       $10,825,978    1,025,300         269,700      $34,407,334     $7,353,702
E. Follett Carter           64,000       $ 1,981,108      124,380         262,620      $ 3,871,400     $7,558,909
John F. Halligan           147,000       $ 4,570,176      141,640         264,360      $ 4,542,040     $7,719,509
William T. Clifford        130,480       $ 3,097,206        4,120         323,400      $    81,271     $9,595,961
Michael D. Fleisher         66,400       $ 1,957,058        6,400         153,200      $   204,800     $4,440,464


------------------
(1) The values for "in-the-money" options represent the difference between the exercise price of the options and the closing price of the Company's Common Stock on September 30, 1996 which was $34.00 per share.

EMPLOYEE BENEFIT PLANS

        1991 Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's 1991 Stock Option Plan (the "1991 Option Plan"). The 1991 Option Plan was adopted by the Board of Directors in March 1991 and approved by the stockholders in April 1991. A total of 22,800,000 shares of Class A Common Stock has been reserved for issuance under the 1991 Option Plan. For a description of the 1991 Option Plan see "Appendix B - Description of the 1991 Stock Option Plan." During fiscal year 1996, Messrs. Fernandez, Carter, Halligan, Clifford and Fleisher exercised options to purchase an aggregate of 757,880 shares of Class A Common Stock.

        Long Term Stock Option Plan. Each Named Executive Officer is entitled to participate in the Company's Long Term Stock Option Plan (the "1994 Long Term Plan"). The 1994 Long Term Plan was adopted by the Board of Directors in October 1994. A total of 7,200,000 shares of Class A Common Stock has been reserved for issuance under the 1994 Long Term Plan. For a description of the 1994 Long Term Plan see "Appendix D - Description of the 1994 Long Term Plan." During fiscal year 1996, no options were exercisable to purchase shares of common stock.

        Employee Stock Purchase Plan. Each Named Executive Officer is entitled to participate in the Company's Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was adopted by the stockholders in February 1993. A total of 4,000,000 shares of Class A Common Stock has been reserved for issuance under the Purchase Plan. For a description of the Purchase Plan, see "Appendix C
- Description of the Employee Stock Purchase Plan." All of the Named Executive Officers participated in the Purchase plan during fiscal year 1996.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors consists of Max D. Hopper, John P. Imlay and Dennis G. Sisco, none of whom is an employee of the Company. The Board has delegated to the Compensation Committee the responsibility for establishing and administering the Company's executive compensation plans, subject to Board approval of major new compensation programs and the Chief Executive Officer's compensation. In discharging these responsibilities, the Committee consults with outside compensation consultants, attorneys and other specialists.

        The Company's compensation philosophy is that cash compensation should be substantially linked to the short-term performance of the Company and that longer-term incentives, such as stock options and stock ownership, should be aligned with the Company's objective to enhance stockholder value over the long term. The Company believes that the use of stock options and stock ownership links the interest of officers and employees of the Company to the interest of the stockholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that the Company can continue to attract, retain and motivate key executives who are critical to the long-term success of the Company.

        Compensation for the Company's executive officers consists of three principal components: base salary, cash bonuses and stock options.

        Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions based on the Compensation Committee's periodic surveys of the industry.

        Cash Bonuses. The Company's executive cash bonus plan is designed to reward executive officers for the financial performance of the Company during the year. Under the plan, cash bonuses are determined based upon the Company's achievement against specified financial performance objectives, as well as the executive officer's achievement of individual performance objectives. This plan emphasizes the Compensation Committee's belief that, when the Company is successful, the executives should be appropriately compensated. Conversely, if the Company is not profitable, no bonuses are paid absent extraordinary circumstances. Each individual executive officer's portion of the total bonus pool is determined by a formula that is specified at the start of the fiscal year based on the executive's base salary and the Committee's assessment of the executive's contribution to the Company. In addition to cash bonuses, the Company has a Profit Sharing Plan under which a specified percentage of operating profit is set aside for equal distribution among all employees, including executives.

        Stock Options. The principal equity compensation components of executive compensation are options granted under the Company's stock option programs. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The initial option granted to the executive vests over a period of five years. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with long-term stock price appreciation. Executives are also eligible to participate in a payroll deduction employee stock purchase plan pursuant to which stock may be purchased at 85 percent of the lower of the closing sale price for the Class A Common Stock reported on the National Market System at the beginning or end of each six-month offering (up to a maximum stock value of $25,000 per calendar year or 10 percent of salary, whichever is less).

        CEO Compensation. Compensation of the Company's Chief Executive Officer is determined by the Compensation Committee, subject to Board approval. Mr. Fernandez' compensation package in 1996 consisted of the same benefits program as other executive officers, as itemized above, including base salary, cash bonus, stock options and other executive and employee benefit programs. Mr. Fernandez received no material compensation or benefits in

1996 not provided to all executive officers. Mr. Fernandez' compensation package was designed, however, to provide for a higher proportion of his compensation to be dependent on Company performance as compared to other executive officers. In this regard, Mr. Fernandez received the same modest increase in base salary in 1996 as he did 1995, while providing Mr. Fernandez the opportunity to achieve a significant bonus based upon Company performance against specified financial objectives. The Committee has also sought to provide to Mr. Fernandez incentive to promote long-term stockholder value, through Mr. Fernandez' participation in the Company's stock option programs.

        Other elements of executive compensation include participation in a Company-wide life insurance program, including a supplemental life insurance program and long-term disability insurance program. Executives are also eligible for Company-wide medical benefits and participation in a 401(k) plan under which the Company provides matching contributions to all employees.

                                                   COMPENSATION COMMITTEE OF THE
                                                   BOARD OF DIRECTORS

                                                   Max D. Hopper
                                                   John P. Imlay
                                                   Dennis G. Sisco

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

        The following graph sets forth the Company's total cumulative stockholder return as compared to the Nasdaq Stock Market Index ("Nasdaq Index") and the Hambrecht & Quist Technology Index ("H&Q Technology Index") for the fiscal year ended September 30, 1996. Total stockholder return assumes $100 invested on October 5, 1993 in the Common Stock of the Company, the stocks represented in the Nasdaq Index and the H&Q Technology Index. Total return also assumes reinvestment of dividends; the Company has paid no cash dividends on its Common Stock.

        Historical stock price performance should not be relied upon as indicative of future stock price performance.

                                    [GRAPH]

                                  PROPOSAL TWO:
                APPROVAL OF THE 1996 LONG TERM STOCK OPTION PLAN

         The Company's 1996 Long Term Stock Option Plan (the "1996 Long Term Plan") was adopted by the Board of Directors in October 1996. The 1996 Long Term Plan is designed to retain, motivate and reward senior personnel by providing such personnel long term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. A total of 1,800,000 shares of Class A Common Stock has been reserved for issuance upon the exercise of options granted under the 1996 Long Term Plan. As of September 30, 1996, no options to purchase shares had been granted under the 1996 Long Term Plan. A summary of the material features of the 1996 Long Term Plan is attached hereto as Exhibit E.

         In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended. Section 162(m) limits the Company's deduction in any one fiscal year for federal income tax purposes to $1,000,000 per person with respect to each of the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance based and approved by the Company's stockholders is not subject to the deduction limit. Therefore, in order to maximize the Company's federal income tax deductions, the Board of Directors of the Company is requesting that the stockholders approve the adoption of the 1996 Long Term Plan at the Annual Meeting.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

         The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for adoption of the 1996 Long Term Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL THREE:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the financial statements of the Company for the 1997 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. KPMG Peat Marwick LLP has audited the Company's financial statements since September 25, 1996. For the period September 1991 until September 25, 1996, Price Waterhouse LLP had been the company's independent accountants. Price Waterhouse LLP resigned due to a business relationship that may have impaired the independence of Price Waterhouse LLP. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

        The report of Price Waterhouse on the financial statements for the fiscal year ended September 30, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal year and during the subsequent interim period through September 25, 1996, there were no disagreements with Price Waterhouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, nor did Price Waterhouse advise the Company of any concern or circumstance relating to any such matter. In addition, the Company has had no dispute with ;Price Waterhouse relating to its fees for services. The change in accountants was approved by the Board of Directors. During the fiscal year ended September 30, 1995 and through September 25, 1996, the Company has not consulted with KPMG Peat Marwick on any accounting or financial reporting matters.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

        The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1997 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, based on review of information on file with the Securities and Exchange Commission and Company stock records, with respect to beneficial ownership of the Company's voting stock as of September 30, 1996, (i) by each person (or group of affiliated persons) which is known by the Company to own beneficially more than five percent of the Company's voting stock, (ii) by each of the Company's directors,
(iii) by each executive officer named in the Summary Compensation Table, and
(iv) by all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

                                                                          NUMBER OF      PERCENT OF TOTAL
                                BENEFICIAL OWNER                            SHARES         VOTING STOCK
 Cognizant Corporation(1)                                                  47,419,105       54.0%
  200 Nyala Farms Road
  Westport, CT 06880
Manuel A. Fernandez(2)                                                      1,241,694        1.3%
E. Follett Carter(3)                                                          306,566         *
John F. Halligan(4)                                                           179,534         *
Michael D. Fleisher (5)                                                        18,940         *
William T. Clifford(6)                                                         75,580         *
William O. Grabe(7)                                                           124,000         *
John P. Imlay(8)                                                              144,000         *
Max D. Hopper(9)                                                               48,000         *
Stephen G. Pagliuca(10)                                                        24,000         *
Dennis G. Sisco(11)                                                                --        --

All directors and executive officers as a group (10 persons)(11)(12)        2,162,314        2.2%



*       Less than 1%

(1) Share amount reflects the transfer of ownership to Cognizant and/or it subsidiaries on November 1, 1996 (shares owned was the same as at September 30, 1996). Includes 28,551,912 shares of Class A Common Stock held by Cognizant Enterprises Corporation, 13,257,728 shares of Class A Common Stock held by Cognizant Enterprises, 2,700,000 shares of Class A Common Stock held by Nielsen Media Research, Inc., and 1,309,465 shares of Class A Common Stock and 1,600,000 shares of Class B Common Stock held by Cognizant Corporation. Also includes warrants to purchase 540,000 and 60,000 shares of Class A Common Stock by Nielsen Media Research, Inc., and Cognizant Corporation, respectively. Each share of Class B Common Stock is entitled to four votes with respect to the election of directors.

(2) Includes 1,041,300 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996. Includes 23,200 shares held by members of Mr. Fernandez' family, as to which he disclaims beneficial ownership.

(3) Includes 133,980 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(4) Includes 157,640 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(5) Includes 14,600 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(6) Includes 69,720 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(7) Includes 124,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(8) Includes 144,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(9) Includes 48,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(10) Includes 24,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

(11) Excludes shares beneficially owned by Cognizant. Mr. Sisco, a director of the Company, is Executive Vice President of Cognizant and President of Cognizant Enterprises, Inc., a subsidiary of Cognizant, and accordingly may be deemed the beneficial owner of such shares. Mr. Sisco has disclaimed such beneficial ownership.

(12) Includes 1,757,240 shares issuable upon the exercise of stock options that are exercisable within 60 days of September 30, 1996.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

RELATIONSHIP WITH THE DUN & BRADSTREET CORPORATION AND COGNIZANT CORPORATION

        In October 1993, the Company redeemed shares of the Company's Series A Preferred Stock held by D&B for an aggregate of $34.8 million. Shares of the Company's Series B Preferred Stock held by D&B automatically converted into 1,600,000 shares of Class B Common Stock upon the closing of the Company's initial public offering in October 1993. The Class B Common Stock has four votes per share in the election of directors, but otherwise has identical rights, preferences and privileges as the Class A Common Stock. On November 1, 1996, D&B transferred ownership of its Class A and Class B Common Stock of the Company to Cognizant. Cognizant is a spin-off of D&B and is an independent public company. Cognizant management has stated that it intends to continue its share ownership and level of management consistent with that of D&B prior to the transfer. Accordingly, as of the record date, Cognizant held securities representing approximately 53.1 percent of the voting interests in the Company with respect to the election of directors and 50.7 percent with respect to other matters. The Class B Common Stock was created to ensure that Cognizant would retain a majority of the outstanding voting securities of the Company.

        In connection with its acquisition of the Company's stock, D&B and the Company entered into a Registration Rights Agreement which entitles Cognizant, as successor to D&B, to certain rights with respect to the registration of its 47,419,105 shares of Class A Common Stock under the Securities Act of 1933, as amended (the "Act"). The Registration Rights Agreement provides that if the Company proposes to register any of its securities under the Act either for its own account or the account of other security holders, Cognizant and one other stockholder are each entitled to notice of such registration and entitled to include its shares of Common Stock there; provided, among other conditions, that the underwriters of such offering have the right to limit the number of shares included in such registration in the event of marketing limitations. In addition, the registration rights holders, on not more than two occasions, may require the Company to file a registration statement under the Act with respect to its shares and the Company is required to use its best efforts to effect such registration, subject to certain conditions and limitations. The registration rights holders may also require the Company to register all or a portion of their shares subject to the registration rights on Form S-3 when such form becomes available to the Company, subject to certain conditions and limitations.

        Cognizant has advised the Company that Cognizant intends to allow the Company to continue to operate as an independent company. Cognizant believes that it can promote value on behalf of its stockholders through significant ownership of stock in independently managed, emerging growth companies within industries strategically significant to Cognizant's business. Cognizant believes that these companies can prosper from the combination of an entrepreneurial management team, with the capability and motivation to anticipate and respond quickly to market changes, and the broad experience and market perspective which Cognizant can offer.

        Although Cognizant, through its share ownership, has the right to elect the full Board of Directors of the Company, Cognizant currently has two representatives on the Board and has indicated that it does not intend to increase its Board representation in the foreseeable future. There can be no assurances, however, that changing business conditions or other factors will not cause Cognizant to assess its ownership interest and undertake a greater representation on the Board.

        As a result of its share ownership, Cognizant may be deemed to have control over the management and affairs of the Company. Cognizant also has sufficient voting power to determine the outcome of matters submitted to the stockholders for approval. Cognizant's majority ownership of the Company may have the effect of making certain transactions more difficult or impossible to consummate without the support of Cognizant, including proxy contests, mergers involving the Company, tender offers, open-market purchase programs or other purchases of Common Stock that could give stockholders of the Company the opportunity to realize a premium over the then-prevailing market price for their shares of Common Stock. Moreover, Cognizant's voting control could preclude or discourage a competitive bid in the event Cognizant bids to acquire the remaining shares outstanding. Accordingly, Cognizant may be able to effect an uncontested bid at a lower price to the Company's stockholders than if Cognizant did not hold a substantial equity interest in the Company. Under certain circumstances, Delaware law may impose certain duties upon Cognizant as a controlling stockholder of the Company.

        On December 1, 1995, the Company acquired Dataquest, Inc. ("Dataquest"), a wholly-owned subsidiary of D&B. Consideration consisted of $15.0 million in cash, 3,000,000 shares of Class A Common Stock, and warrants to purchase an aggregate of 600,000 shares of Class A Common Stock at $16.42 per share.

SECTION 16(a) REPORTING DELINQUENCIES

        None in fiscal 1996.

                                  OTHER MATTERS

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors of the Company may recommend.

                                  MISCELLANEOUS

        The Company's Annual Report for the fiscal year ended September 30, 1996 is being mailed to the stockholders of record concurrently with this Proxy Statement. The Annual Report is not part of this Proxy Statement.

        Upon written request of any person solicited hereunder, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 as filed with the Securities and Exchange Commission may be obtained, without charge, by writing to Gartner Group, Inc., Investor Relations, P.O. Box 10212, 56 Top Gallant Road, Stamford, Connecticut 06904-2212.

                                                        THE BOARD OF DIRECTORS

                                                        GARTNER GROUP, INC.

Stamford, Connecticut
December 17, 1996

                                                                   APPENDIX A

               DESCRIPTION OF THE 1993 DIRECTOR STOCK OPTION PLAN

        General. The 1993 Director Stock Option Plan (the "1993 Director Option Plan") was adopted by the Board of Directors in January 1993 and approved by the stockholders in February 1993. The purpose of the 1993 Director Option Plan is to attract and retain highly qualified personnel to serve as nonemployee directors of the Company. The 1993 Director Option Plan provides for the issuance of options to purchase up to 1,200,000 shares of the Company's Common Stock. All options granted under the 1993 Director Option Plan are nonstatutory stock options. See "Federal Income Tax Aspects of the 1993 Director Option Plan" for information concerning the tax treatment of such options. The 1993 Director Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974. As of September 30, 1996, 60,000 options to purchase shares of Common Stock had been exercised, options to purchase 492,000 shares at a weighted average price of $5.21 per share were outstanding and 648,000 shares remained available for future option grants.

        Administration. Except as otherwise provided in the plan, the 1993 Director Option Plan is administered by the Board. All grants of options under the 1993 Director Option Plan shall be automatic and nondiscretionary in accordance with the provisions of the plan. Only nonemployee directors may receive option grants under the 1993 Director Option Plan, and no person shall have any discretion to select which nonemployee directors shall be granted options or to determine the number of shares to be issued upon exercise of such options. The interpretation and construction of any provision of the 1993 Director Option Plan by the Board shall be final and conclusive. Members of the Board are elected by the stockholders for terms of approximately one year and may be removed from office upon a sufficient vote of stockholders.

        Eligibility. Options under the 1993 Director Option Plan may be granted only to nonemployee directors. The 1993 Director Option Plan provides for grants of options to be made in the following ways:

        (1) Each non-employee director is automatically granted an option to purchase 15,000 shares of Common Stock upon the date on which such individual first becomes a director; and

        (2) On March 1 of each year, each director who has been a nonemployee director for at least six months will automatically receive a nonstatutory option to purchase 3,000 shares of Common Stock.

        Terms and Conditions of Options. Each option granted under the 1993 Director Option Plan is subject to a written stock option agreement between the Company and the optionee. The terms and conditions of such grants are listed below:

        (a) Exercise of the Option. Each option becomes exercisable in cumulative installments of one third of the optioned stock on each anniversary of the date of grant of such option, so that the entire option is exercisable in full three years after the date of grant. Each option has a term of five years from the date of grant.

        (b) Exercise Price. The exercise price of options granted under the 1993 Director Option Plan is 100 percent of the fair market value of the Common Stock on the date the option is granted. Generally, the fair market value of the Common Stock is the closing sale price on the National Market as reported in The Wall Street Journal, over the five trading days prior to the date the option is granted.

        (c) Exercise; Form of Payment. An option is exercised when the director gives written notice to the Company specifying the number of full shares of Common Stock to be purchased and tenders payment of the purchase price. The consideration to be paid for shares issued upon exercise of an option shall be determined by the Board and may consist of cash, check, promissory note, surrender of other shares, "cashless exercise," delivery of an irrevocable subscription agreement or any combination of these forms of consideration. Funds received by the Company upon exercise of an option are used for general corporate purposes.

        (d) Termination of Directorship. If the optionee's status as a nonemployee director of the Company terminates for any reason (other than as a result of death or disability), the optionee may, but only within 90 days following the date of such event, exercise any option granted under the 1993 Director Option Plan, but only to the extent such option was exercisable on the date of such event. To the extent that the option is not exercised within such 90 day period, the option terminates.

        If the optionee's status as a non-employee director of the Company terminates as a result of his or her disability, the optionee may, but only within six months following the date of such termination, exercise any option granted under the 1993 Director Option Plan, but only to the extent such option was exercisable on the date of such termination. To the extent that the option is not exercised within such six-month period, the option terminates.

        If the optionee's status as a non-employee director of the Company terminates as a result of his or her death, the optionee's estate or optionee's legal representative may, but only within one year following the date of such event, exercise any option granted under the 1993 Director Option Plan, but only to the extent such option was exercisable on the date of such event. To the extent that the option is not exercised within such one-year period, the option terminates.

        (e) Nontransferability of Options. An option is not transferable by the optionee, other than by will, the laws of descent or distribution, or pursuant to a qualified domestic relations order, and an option is exercisable, during the optionee's lifetime, only by the optionee or a permitted transferee.

        Adjustment Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares subject to the plan, the number of shares subject to each outstanding option, and the exercise price of any such outstanding option shall be proportionately adjusted for any stock split, reverse stock split, recapitalization, stock dividend or any other change in the capital structure of the Company. Such adjustment shall be made by the Board of Directors, whose determination shall be conclusive. Except as expressly provided in the 1993 Director Option Plan, no adjustment shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

        In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change in control transaction involving the Company, each option becomes exercisable in full, shall be assumed by the successor corporation, and shall be exercisable for at least 90 days after written notice to the holder of the change in control event.

        Amendment and Termination of the Plan. The Company's Board of Directors may amend, alter, suspend or discontinue the 1993 Director Option Plan at any time, but no such action shall be made which would impair the rights of any optionee under any grant under the plan without the optionee's consent. To the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company will obtain stockholder approval of any amendment to the 1993 Director Option Plan in such a manner and to such a degree as required. Any such amendment or termination of the 1993 Director Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1993 Director Option Plan had not been amended or terminated. The 1993 Director Option Plan will terminate in 2003 unless terminated earlier as described above.

        Federal Income Tax Aspects of the 1993 Director Option Plan. The following is a brief summary of the effect of federal income tax laws upon options granted under the 1993 Director Option Plan. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

        Options granted under the 1993 Director Option Plan are nonstatutory options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon exercise of a nonstatutory option, an optionee generally recognizes ordinary income measured for tax purposes by the excess of the then fair market value of the shares over the exercise price. If a sale of shares acquired upon exercise of an option could subject the director to liability under Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the date of recognition of such ordinary income may be deferred for up to six months unless the director files an election with the Internal Revenue Service under Section 83(b) of the Code.

        The optionee's holding period for long-term capital gain purposes begins when he or she recognizes ordinary income with respect to an option exercise. When the optionee resells the shares, he or she recognizes as capital gain any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above. Such capital gain or loss will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Currently, tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28 percent. Capital losses are allowed in full to offset capital gains plus $3,000 of other income.

        The Company will be entitled to a tax deduction in the amount and at the time that the director recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

                                                                      APPENDIX B

                    DESCRIPTION OF THE 1991 STOCK OPTION PLAN

        General. The Company's 1991 Stock Option Plan (the "1991 Option Plan") was adopted by the Board of Directors in March 1991 and approved by the stockholders in April 1991. The 1991 Option Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant (1) stock options, (2) stock purchase rights, (3) stock appreciation rights ("SARs") and (4) Long-Term Performance Awards. A total of 22,800,000 shares of Common Stock has been reserved for issuance under the 1991 Option Plan. Options granted under the 1991 Option Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee. As of September 30, 1996, options to purchase an aggregate of 2,976,403 shares of Common Stock had been exercised, options to purchase 11,844,597 shares at a weighted average exercise price of $8.40 per share were outstanding and 4,152,381 shares remained available for future option grants.

        Purpose. The general purpose of the 1991 Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and officers to promote the success of the Company's business.

        Administration. The 1991 Option Plan may be administered by the Board or the Committee. Subject to the other provisions of the 1991 Option Plan, the Board has the authority to: (i) interpret the plan and apply its provisions;
(ii) prescribe, amend or rescind rules and regulations relating to the plan;
(iii) select the persons to whom options and SARs are to be granted; (iv) determine the number of shares to be made subject to each option and SAR; (v) determine whether and to what extent options and SARs are to be granted; (vi) prescribe the terms and conditions of each option and SAR (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or stock purchase agreement to be entered into between the Company and the grantee);
(vii) amend any outstanding option or SAR subject to applicable legal restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or SAR; and (ix) take any other actions deemed necessary or advisable for the administration of the 1991 Option Plan. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or SARs and on all persons deriving their rights therefrom.

        Eligibility. The 1991 Option Plan provides that options and SARs may be granted to the Company's employees and consultants (as such terms are defined in the Option Plan). Incentive stock options may be granted only to employees. Any optionee who owns more than 10 percent of the combined voting power of all classes of outstanding stock of the Company (a "10% Stockholder") is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110 percent of the fair market value of the Common Stock on the date of grant.

        Terms and Conditions of Options. Each option granted under the 1991 Option Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

        (a) Exercise Price. The Board or Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price under an incentive stock option must not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the fair market value as so determined is more than 20 percent greater or more than 20 percent less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable; provided, however, that in the event the fair market value as so determined is more than 20 percent greater or more than 20 percent less than the closing sales price for such stock (or the closing bid, if no sales were reported) as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination.

        (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

        (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1991 Option Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10 percent Stockholder, the term of the option shall be for no more than five years from the date of grant.

        (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), the optionee may exercise his or her option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such option or SAR as set forth in the option or SAR Agreement). To the extent that the optionee was not entitled to exercise an option or SAR at the date of such termination, and to the extent that the optionee does not exercise such option or SAR (to the extent otherwise so entitled) within the time specified herein, the option or SAR shall terminate.

        (e) Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options and SARs held by such optionee under the 1991 Option Plan shall expire upon the earlier of (i) six months after the date of termination of the optionee's employment or (ii) the expiration date of the option or SAR. The optionee may exercise all or part of his or her option or SAR at any time before such expiration to the extent that such option or SAR was exercisable at the time of termination of employment.

        (f) Death. If an optionee dies while employed by the Company, the optionee's estate or a person who acquired the right to exercise the deceased optionee's option or SAR may exercise the option or SAR, but only within six (6) months (or such lesser period as the option or SAR agreement may provide, or such longer period, not to exceed twelve (12) months, as the option or SAR agreement may provide) following the date of death, and only to the extent the optionee was entitled to exercise it at the date of death. To the extent that the optionee was not entitled to exercise an option or SAR at the time of death, and to the extent that the optionee's estate or a person who acquired the right to exercise such option does not exercise such option or SAR within the period described above, the option or SAR shall terminate.

        (g) Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any incentive stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

        (h) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

        (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

        (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1991 Option Plan as may be determined by the Board or Committee.

        Stock Appreciation Rights. The 1991 Option Plan permits the Company to grant SARs in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. The SAR shall entitle the optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of (1) the fair market value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related option. The Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limits shall not restrict the exercisability of the related option. When an SAR is exercised, the related option, to the extent surrendered, shall cease to be exercisable. An SAR may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

        At the discretion of the Administrator, SARs may be granted without related options. Such an SAR shall entitle the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the optionee's SAR agreement.

        Stock Purchase Rights. The 1991 Option Plan permits the Company to grant rights to purchase Common Stock either alone or in combination with other awards granted under the 1991 Option Plan or in combination with cash awards made outside of the 1991 Option Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

        Long-Term Performance Awards. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the 1991 Option Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of the Company and individual performance factors or such other criteria or combination of criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

        At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

        Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1991 Option Plan, the number and class of shares of stock subject to any option or right outstanding under the 1991 Option Plan, and the exercise price of any such outstanding option or right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like event involving the Company, each outstanding option and right shall be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, or if the Board determines in its sole discretion that the options should not continue to be outstanding, then the exercisability of all outstanding options and rights shall be automatically accelerated. In the event of a Change in Control of the Company (as defined in the 1991 Option Plan, and which includes a merger or a sale of all or substantially all of the Company's assets), if the Board of Directors so determines in its discretion, outstanding options and rights shall have their exercisability fully accelerated and/or the option and right holders may be paid in cash the excess of the change in control price over the option or right exercise price.

        Amendments, Suspensions and Termination of the 1991 Option Plan. The Board may amend, suspend or terminate the 1991 Option Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1991 Option Plan will terminate automatically in 2001.

        Federal Tax Information for 1991 Option Plan. Options granted under the 1991 Option Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

        The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1991 Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                                                      APPENDIX C

               DESCRIPTION OF THE EMPLOYEE STOCK PURCHASE PLAN

        General. The Employee Stock Purchase Plan (the "Purchase Plan") was adopted by stockholders in February 1993. A total of 4,000,000 shares of Common Stock has been reserved for issuance under the Purchase Plan. The purpose of the Purchase Plan is to provide Employees (including officers) of the Company and subsidiaries designated by the Board (a "Designated Subsidiary") with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan was implemented by an offering period of nine months, with a new offering period commencing every six months thereafter.

        Administration. The Purchase Plan may be administered by the Board of Directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

        Eligibility. Each employee of the Company or a Designated Subsidiary (including officers), who works at least 20 hours per week and has been employed by the Company or a Designated Subsidiary for at least five months in any calendar year, is eligible to participate in an offering period, subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and limitations on stock ownership as set forth in the Purchase Plan. Eligible Employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period (as defined below) unless a later time for filing the subscription agreement has been set by the Board.

        Participation in an Offering. Each offering of Common Stock under the Purchase Plan (an "Offering") is for a period of six months (an "Offering Period"), unless the participant withdraws or terminates employment earlier. The Board may change the duration of the Offering Periods. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10 percent of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

        Grant of Option. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the payroll deductions accumulated during such Offering Period. The number of shares subject to the option may not exceed a number determined by dividing $12,500 by the fair market value of the Common Stock on the first day of the Offering Period.

        Purchase Price. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85 percent of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or
(ii) the last day of Offering Period. The "fair market value" of the Common Stock on any relevant date will be (i) equal to the closing price per share as reported on any established stock exchange or national market system, (ii) if the stock is not so traded on such exchange or national market system, the mean between the high and low asked prices for Common Stock on such date as quoted by the National Association of Securities Dealers Automated Automation System or by a recognized securities dealer or, (iii) in the absence of an established market for Common Stock, determined in good faith by the Board of Directors.

        Shares Purchased. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Offering Period by the purchase price determined as described above. Any withholdings not applied to the purchase of shares will generally be applied to the purchase of shares in subsequent Offering Periods.

        Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company or a Designated Subsidiary for at least 20 hours per week during the applicable Offering Period, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

        Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made upon approval of the Board, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option substituted by a successor corporation unless the Board determines, in its sole discretion, to shorten the Offering Periods then in progress.

        Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Offering Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 423 of the Code. The Purchase Plan will terminate in 2003.

        Withdrawal. Generally, a participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

        Federal Tax Information for Purchase Plan. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period, the participant will recognize ordinary income measured as the lesser of
(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15 percent of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

        The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

                                                                      APPENDIX D

               DESCRIPTION OF THE 1994 LONG TERM STOCK OPTION PLAN

        General. The Company's 1994 Stock Option Plan (the "1994 Long Term Plan") was adopted by the Board of Directors in October 1994 and was also approved by a majority of the stockholders in October 1994. The 1994 Long Term Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options. A total of 7,200,000 shares of Common Stock has been reserved for issuance under the 1994 Long Term Plan. Options granted under the 1994 Long Term Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee. As of September 30, 1996, there were no options to purchase shares of Common Stock exercisable. Options to purchase 6,580,000 shares at a weighted average exercise price of $7.19 per share were outstanding and 750,000 shares remained available for future option grants.

        Purpose. The general purpose of the 1994 Long Term Plan is to attract and retain quality personnel for positions of substantial responsibility, to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and to promote the success of the Company's business.

        Administration. The 1994 Long Term Plan may be administered by the Board or the Committee. Subject to the other provisions of the 1994 Long Term Plan, the Board has the authority to: (i) determine the fair market value of the Common Stock, in accordance with Section 2(n) of the 1994 Long Term Plan; (ii) select the Senior Managers to whom Options may be granted hereunder; (iii) determine whether and to what extent Options are granted hereunder; (iv) determine the number of shares of Common Stock to be covered by each Option granted hereunder; (v) approve forms of agreement for use under the 1994 Long Term Plan; (vi) determine the terms and conditions, not inconsistent with the terms of the 1994 Long Term Plan, of any award granted thereunder. Such terms and conditions include, but are not limited to the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vii) reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (viii) construe and interpret the terms of the 1994 Long Term Plan and awards granted pursuant to the 1994 Long Term Plan; (ix) prescribe, amend and rescind rules and regulations relating to the 1994 Long Term Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
(x) modify or amend each Option (subject to Section 14(c) of the 1994 Long Term
Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the 1994 Long Term Plan; (xi) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; (xii) institute an Option Exchange Program; (xiii) make all other determinations deemed necessary or advisable for administering the 1994 Long Term Plan.

        Eligibility. The 1994 Long Term Plan provides that options may be granted to the Company's Senior Managers.

        Terms and Conditions of Options. Each option granted under the 1991 Long Term Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

        (a) Exercise Price. The Board or Committee determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% Stockholders (an optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company), the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the fair market value shall be the average of the closing sales prices for the such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest value of trading in Common Stock) on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the closing sales prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination. If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not provided, the fair market value of a share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the 1994 Long Term Plan deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination. In the absence of an established market for the Common Stock, the fair market value shall be determined in good faith by the Administrator.

        (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

        (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1994 Long Term Plan be exercised more than 10 years after the date of grant or such shorter term as may be provided in the Notice of Grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more the ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        (d) Termination of Employment. Upon termination of an optionee's continuous status as an employee or consultant with the Company, such optionee may exercise his or her option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the Option as set forth in the Option Agreement. An Optionee's change of status from employee to consultant shall not be treated as a termination of the optionee's continuous status as an employee or consultant, and any Option held by the optionee shall remain in effect, except as provided herein below. Any Incentive Stock Option held by such optionee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status. Notwithstanding the above, within thirty (30) days after any such change of status, the Administrator may in its discretion determine that such change of status shall be treated as a termination of the optionee's continuous status as an employee or consultant as provided in the 1994 Long Term Plan. To the extent that the Optionee is not entitled to exercise his or her Option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the Option shall terminate.

        (e) Disability. If an employee is unable to continue as an employee or consultant with the Company as a result of disability (as defined in the Code), then all options held by such optionee under the 1994 Long Term Plan shall expire upon the earlier of (i) twelve months after the date of termination of the optionee's employment or (ii) the expiration date of the term of such option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

        (f) Death. Upon the death of an optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, only to the extent that the Optionee was entitled to exercise the Option at the date of death. If at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the 1994 Long Term Plan. If, after death, the optionee's estate or person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the 1994 Long Term Plan.

        (g) Termination of Options. However, in no event shall an option granted under the 1994 Long Term Plan be exercised more than 10 years after the date of grant or such shorter term as may be provided in the Notice of Grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more the ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        (h) Nontransferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other that by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

        (i) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

         (j) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1994 Long Term Plan as may be determined by the Board or Committee.

        Adjustments Upon Changes in Capitalization, Dissolution Liquidation, Merger or Asset Sale. In the event that the stock of the Company is changed by reason of Capitalization, Dissolution or Liquidation, Merger or Asset Sale, the following provisions will apply:

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the 1994 Long Term Plan but as to which no Options have yet been granted or which have been returned to the 1994 Long Term Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of common Stock effected without receipts of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her Option as to all or any part of the optioned stock, including shares as to which the Option would not otherwise be exercisable.

        (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option by be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The Administrator may, in lieu of such assumption, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to he merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger of sale of assets.

        Amendments, Suspensions and Termination of the 1994 Long Term Plan. The Board may amend, suspend or terminate the 1994 Long Term Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1994 Long Term Plan will terminate automatically in 2004.

        Federal Tax Information for 1994 Long Term Plan. Options granted under the 1994 Long Term Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

        An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

        The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1994 Long Term Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

                                                                      APPENDIX E

               DESCRIPTION OF THE 1996 LONG TERM STOCK OPTION PLAN

         General. The Company's 1996 Long Term Stock Option Plan (the "1996 Long Term Plan") was adopted by the Board of Directors in October 1996. The 1996 Long Term Plan authorizes the Board of Directors (the "Board"), or one or more committees which the Board may appoint from among its members (the "Committee"), to grant stock options. A total of 1,800,000 shares of Common Stock has been reserved for issuance under the 1996 Long Term Plan. Options granted under the 1996 Long Term Plan may be either "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, as determined by the Board or the Committee. As of September 30, 1996, no options to purchase shares of Common Stock had been granted and 1,800,000 shares remained available for future option grants.

         Purpose. The general purpose of the 1996 Long Term Plan is to attract and retain quality personnel for positions of substantial responsibility, to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and to promote the success of the Company's business.

         Eligibility. The 1996 Long Term Plan provides that options may be granted to the Company's senior personnel (the "Senior Managers").

         Administration. The 1996 Long Term Plan may be administered by the Board or the Committee (collectively the "Administrator"). Subject to the other provisions of the 1996 Long Term Plan, the Administrator has the authority to:
(i) determine the fair market value of the Common Stock; (ii) select the Senior Managers to whom options may be granted thereunder; (iii) determine whether and to what extent options are granted thereunder; (iv) determine the number of shares of Common Stock to be covered by each option granted thereunder; (v) approve forms of agreement for use under the 1996 Long Term Plan; (vi) determine the terms and conditions, not inconsistent with the terms of the 1996 Long Term Plan, of any award granted thereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine); (vii) reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; (viii) construe and interpret the terms of the 1996 Long Term Plan and awards granted pursuant to the 1996 Long Term Plan; (ix) prescribe, amend and rescind rules and regulations relating to the 1996 Long Term Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (x) modify or amend each option, including the discretionary authority to extend the post-termination exercisability period of options longer than is otherwise provided for in the 1996 Long Term Plan;
(xi) institute an Option Exchange Program; (xii) make all other determinations deemed necessary or advisable for administering the 1996 Long Term Plan.

         Terms and Conditions of Options. Each option granted under the 1996 Long Term Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

         (a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, excluding options issued to 10% stockholders (an optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company), the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the fair market value shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest value of trading in Common Stock) on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the closing sales prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination. If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not provided, the fair market value of a share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the 1996 Long Term Plan deems reliable; provided, however, that in the event the fair market value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the fair market value in good faith, at a price within the range of prices from the fair market value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination. In the absence of an established market for the Common Stock, the fair market value shall be determined in good faith by the Administrator.

         (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a promissory note, other shares of Common Stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, reduction of any Company liability to the optionee, or by a combination thereof.

         (c) Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1996 Long Term Plan be exercised more than 10 years after the date of grant or such shorter term as may be provided in the Notice of Grant. In the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more the ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

         (d) Termination of Employment. Upon termination of an optionee's continuous status as an employee or consultant with the Company, such optionee may exercise his or her option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the option as set forth in the applicable option agreement. An optionee's change of status from employee to consultant shall not be treated as a termination of the optionee's continuous status as an employee or consultant, and any option held by the optionee shall remain in effect, except as provided herein below. Any Incentive Stock Option held by such optionee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status. Notwithstanding the above, within thirty (30) days after any such change of status, the Administrator may in its discretion determine that such change of status shall be treated as a termination of the optionee's continuous status as an employee or consultant. To the extent that the optionee is not entitled to exercise his or her option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

         (e) Disability. If an employee is unable to continue as an employee or consultant with the Company as a result of disability (as defined in the Code), then all options held by such optionee under the 1996 Long Term Plan shall expire upon the earlier of (i) twelve months after the date of termination of the optionee's employment or (ii) the expiration date of the term of such option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment. To the extent that the optionee is not entitled to exercise his or her option at the date of such termination, or if the optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

         (f) Death. Upon the death of an optionee, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such option as set forth in the Notice of Grant), by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, only to the extent that the optionee was entitled to exercise the option at the date of death. If at the time of death, the optionee was not entitled to exercise his or her entire option, the shares of Common Stock covered by the unexercisable portion of the option shall immediately revert to the 1996 Long Term Plan. If, after death, the optionee's estate or person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified herein, the option shall terminate, and the Shares covered by such option shall revert to the 1996 Long Term Plan.

         (g) Nontransferability of Options. An option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

         (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's Incentive Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

         (i) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the 1996 Long Term Plan as may be determined by the Board or Committee.

         Adjustments Upon Changes in Capitalization, Dissolution Liquidation, Merger or Asset Sale. In the event that the capital stock of the Company is changed by reason of recapitalization, dissolution, liquidation, merger or asset sale, the following provisions will apply:

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding option, and the number of shares of Common Stock which have been authorized for issuance under the 1996 Long Term Plan but as to which no options have yet been granted or which have been returned to the 1996 Long Term Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it will terminate immediately prior to consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Board and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the Option would not otherwise be exercisable.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option may be assumed or an equivalent option may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. The

Administrator may, in lieu of such assumption, provide for the optionee to have the right to exercise the option as to all or a portion of the optioned stock, including shares as to which it would not otherwise be exercisable. If the Administrator makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period. For the purposes of this paragraph, the option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option, for each share of optioned stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger of sale of assets.

         Amendments, Suspensions and Termination of the 1996 Long Term Plan. The Board may amend, suspend or terminate the 1996 Long Term Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any similar rule or statute. In any event, the 1996 Long Term Plan will terminate automatically in 2006.

         Federal Tax Information for 1996 Long Term Plan. The following is a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1996 Long Term Plan, assuming approval of the 1996 Long Term Plan by the stockholders. Options granted under the 1996 Long Term Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

         An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee generally will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company may be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

                               GARTNER GROUP, INC.

                        1996 LONG TERM STOCK OPTION PLAN

        1. Purposes of the Plan. The purposes of this 1996 Long Term Stock Option Plan (the "Plan") are:

         - to attract and retain quality personnel for positions of substantial responsibility,

         - to create additional incentive for senior personnel of the Company by offering long term equity participation in the Company, and

         -    to promote the long-term success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall administer the Plan in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock, Class A of the
Company.

               (g) "Company" means Gartner Group, Inc., a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                   (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the average of the closing sales prices for such stock (or the average of the closing bids, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the five market trading days immediately preceding the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the closing sales price for such stock (or the closing bid, if no sales were reported) as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the closing price (or closing bid, as applicable) on the date of determination;

                   (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the average of the means between the high bid and low asked prices for the Common Stock on the five market trading days immediately preceding the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, however, that in the event the Fair Market Value as so determined is more than 20% greater or more than 20% less than the mean between the high bid and low asked prices for such stock as so quoted on the date of determination, then the Administrator shall be entitled to determine the Fair Market Value in good faith, at a price within the range of prices from the Fair Market Value as otherwise determined above to the mean between the high bid and low asked prices on the date of determination;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (v) "Optioned Stock" means the Common Stock subject to an Option.

               (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

               (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (z) "Senior Manager" means an Employee who is an executive officer, vice president, director-level employee or senior analyst of the Company, or such other Employee as the Administrator shall deem eligible to participate in the Plan.

               (aa) "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,800,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

        4. Administration of the Plan.

               (a)     Procedure.

                       (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to Directors, Officers who are not Directors, and Senior Managers who are neither Directors nor Officers.

                       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                       (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                       (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                       (ii) to select the Senior Managers to whom Options may be granted hereunder;

                       (iii) to determine whether and to what extent Options are granted hereunder;

                       (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                       (v) to approve forms of agreement for use under the Plan;

                       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                       (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                       (xii) to institute an Option Exchange Program;

                       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5. Eligibility. Options may be granted to Senior Managers. If otherwise eligible, a Senior Manager who has been granted an Option may be granted additional Options.

        6. Limitations.

               (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

               (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

        8. Term of Option. The term of each Option shall be seven (7) years from the date of grant. However, in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i)    In the case of an Incentive Stock Option

                              (A)   granted to an Employee who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note (on such terms and conditions as determined by the Administrator);

                       (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v) in the case of a "cashless exercise" during the trading window permitted by the Company's Insider Trading Policy, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) any combination of the foregoing methods of payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                       An Option may not be exercised for a fraction of a

Share.

                       An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                       Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship.

                       (i) Upon termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may exercise his or her Option to the extent that he or she was entitled to exercise it as of the date of such termination. Such exercise may occur only before the end of the period determined by the Administrator for exercise following termination. In the case of an Incentive Stock Option, such period shall not exceed three (3) months. In no event shall such period extend beyond the expiration date of the term of the Option as set forth in the Option Agreement.

                       (ii) An Optionee's change of status from Employee to Consultant shall not be treated as a termination of the Optionee's Continuous Status as an Employee or Consultant, and any Option held by the Optionee shall remain in effect, except as provided hereinbelow. Any Incentive Stock Option held by such Optionee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status. Notwithstanding the above, within thirty (30) days after any such change of status, the Administrator may in its discretion determine that this Section 10(b)(ii) shall not apply to such change of status and that such change of status shall be treated as a termination of the Optionee's Continuous Status as an Employee or Consultant as provided in Section 10(b)(i).

                       (iii) To the extent that the Optionee is not entitled to exercise his or her Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), only to the extent that the Optionee was entitled to exercise it at the date of such termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. Upon the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11. Transferability of Options. Unless otherwise determined by the Administrator to the contrary, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer, without payment of consideration, of an Option by the Optionee to any member of the Optionee's immediate family or to a trust or partnership whose beneficiaries are members of the Optionee's immediate family. In such case, the Option shall be exercisable only by such transferee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section , an Optionee's "immediate family" shall mean the Optionee's spouse, children and grandchildren.

        12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may be assumed or an equivalent option may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        15.    Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16.    Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                              GARTNER GROUP, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 23, 1997

P       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O          The undersigned stockholder of GARTNER GROUP, INC., a Delaware
X    corporation, hereby acknowledges receipt of the Notice of Annual Meeting of
Y Stockholders and Proxy Statement, each dated December 18, 1996, and hereby appoints Manuel A. Fernandez and John F. Halligan, and each of them, Proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of GARTNER GROUP, INC. to be held at The Ritz-Carlton Buckhead, 3434 Peachtree Road, Atlanta, Georgia 30326, on Thursday, January 23, 1997, at 1:00 p.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

           THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

        CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE SIDE]

[X] Please mark votes as in this example.

1. Election of Directors

NOMINEES: Manuel A. Fernandez, William O. Grabe, John P. Imlay, Max D. Hopper, Stephen G. Pagliuca, Dennis G. Sisco

FOR             WITHHELD
[ ]               [ ]

[ ]
   ------------------------------------
 For all nominees except as noted above


                                        FOR  AGAINST  ABSTAIN
2. Approval of the Company's
   1996 Long Term Stock Option          [ ]    [ ]      [ ]
   Plan.

3. Proposal to ratify the appointment
   of KPMG Peat Marwick LLP as          [ ]    [ ]      [ ]
   independent auditors for the 1997
   fiscal year.

4. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.


        MARK HERE
        FOR ADDRESS     [ ]
        CHANGE AND
        NOTE AT LEFT

NOTE: Please sign exactly as your name appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should sign their full title. If stockholder is a corporation, sign in full corporate name by the authorized officer.

Signature:______________________________________Date: ________________



Signature:______________________________________Date: _________________